              DODGE & COX                             DODGE & COX
               Stock Fund
---------------------------------------  ---------------------------------------

                                                       Stock Fund

                                                    Established 1965

                                         ---------------------------------------


                                         ---------------------------------------


              Dodge & Cox
          Investment Managers
               35th Floor
           One Sansome Street
             San Francisco
            California 94104
             (415) 981-1710
                                                   31st Annual Report
        For Fund literature and                    December 31, 1995
       information, please call:
             (800) 621-3979                               1995
---------------------------------------  ---------------------------------------

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


    To Our Shareholders
    ----------------------------------------------------------------------------

    1995 was an outstanding year for the U.S. equity markets, fueled by modest economic growth and low inflation that led to declining interest rates. The thirty year U.S. Treasury bond yield fell by almost two full percentage points to about 6% at year-end, and corporate earnings grew by an estimated 17%. In this favorable environment, the Dodge & Cox Stock Fund had its best annual return of the past decade during 1995. The Fund's 33.4% total return was driven by the strong performance of various technology, finance and pharmaceutical stocks. In addition, several companies that went through asset redeployments and changes of leadership contributed significantly to performance.

    The net asset value of the Fund rose from $53.94 per share at the end of 1994 to $67.83 at December 31, 1995. In addition, the Fund paid income dividends of $1.26 per share and distributed net realized short and long-term capital gains of $2.66 per share. Assuming reinvestment of capital gains distributions, income dividends increased 11% versus the prior year. At year end, the Fund's total net assets were just over $1.2 billion.

    Relative Performance

    The Fund's performance in 1995 fell short of the 37.6% total return of the Standard & Poor's 500 Index (S&P 500) of common stocks. However, the Fund outperformed this benchmark in the previous three years, and thus our longer term record remains competitive. Comparative long-term annual returns for the Fund and S&P 500 can be found on page 3 of this report.

    The Fund's shortfall versus the broad equity market return in 1995 was primarily the result of two factors:

         . During the latter portion of 1995, increased worries about the slowing economy led investors to bid up the perceived "defensive" market sectors, where good profits are expected to continue even if the economy has little or no growth. The Fund holds a lower percentage in these industries than the S&P 500. Due to the high historic profit margins and increasing competition in these areas -- which include consumer products, telecommunications, and pharmaceutical companies -- we believe there is significant risk of profit erosion over the next three to four years.

         . While the Fund's cash positions were typically small during the year, the market rose so sharply that any uninvested cash lowered overall returns versus a "cashless" index such as the S&P 500.

    Individual Stock Selection

    Our focus is on individual companies, rather than "top-down" macroeconomic or sector analysis. We strive to understand these companies as best we can and identify the best profit prospects over the next three to four years for your current investment dollar. We are always looking for companies with both growth potential and an average or below average market valuation. Consider three examples of this "bottom-up" approach in the Fund portfolio:

         . Citicorp has good growth opportunities due to its international franchise. The company is bringing sophisticated financial services to the rapidly growing middle class overseas. Recently, its profits from this area have been growing at a healthy pace. Despite demonstrated growth, Citicorp has a below average valuation of only 10 times the last twelve months' earnings.

         . Federal Express is another company aggressively pursuing international growth opportunities, as it builds on its commanding position in overnight delivery to establish a leading worldwide


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


           capability. And yet, the company sells at 13 times earnings, well below the S&P 500 market price-to-earnings (P/E) multiple of approximately 17.

         . Nordstrom is continuing to expand its department store chain to new locations around the country. Even though Nordstrom's P/E multiple is approximately that of the S&P 500, its store openings in the next few years will be numerous, and we believe that profit opportunities look good.

    Value In Cycle Sensitive Companies

    While not sector investors, we do believe particular groups of stocks offer more attractive choices under current financial market and economic circumstances. For example, we currently believe good opportunities exist in the cycle sensitive part of the market. The lowest P/E multiples are in this area, as investors worrying about recession have fled these stocks. Our job is to identify the best individual companies in the group. Among our choices are Weyerhaeuser, Dow Chemical, Boise Cascade, International Paper, General Motors, Whirlpool, and Alcoa. We believe these are well-run businesses with solid fundamentals, trading at reasonable valuations.

    We have given just a few examples of our thinking. We currently own 76 companies in the Fund. Our investment staff talks to companies' management and Wall Street analysts, uses outside consultants, reads trade journals, etc. -- in short, looking for any useful piece of information we can get our hands on -- to enable us to get a better idea of future profit prospects. We know that not all of the Fund's individual securities will meet our expectations. That's one reason why we have 76 investments in the Fund. As someone once said, "Forecasting is difficult especially when it is about the future."

    Looking Forward

    Entering 1996, we remain relatively optimistic about the outlook for U.S. and world economic growth. Prospects are bright not only in the industrialized markets but also in developing economies where over three billion people are rapidly getting organized to produce and consume more. The spread of technology is creating widespread economic opportunities, as is the growing worldwide trend toward market liberalization and free trade.

    In addition to these positive trends, inflation in the United States is low. In the past, rising inflation has depressed P/E ratios and led to disappointing equity returns. For the near term, we believe inflation will remain under control, but it is a forecast that needs to be continually revisited.

    In closing, we would like to remind our shareholders that, while compelling opportunities still exist in the equity markets, the returns from stocks in recent years have been unusually high by historical standards. Overall, we expect the U.S. equity markets to post "more normal" returns in 1996 and beyond.

    We would also like to recognize and thank two distinguished members of the Stock Fund's Board of Directors who resigned at the end of 1995. Joseph M. Fee is a former Chairman of Dodge & Cox and has served on the Board since the inception of the Fund in 1965. Robert C. Harris also resigned at year-end after 16 years of service. We have valued their wise counsel and wish them well in the future.

    Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and suggestions.

                                   For the Board of Directors,

                                   /s/ John A. Gunn, President

January 23, 1996                   John A. Gunn, President


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


    20 Years of Investment Performance
    ----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DODGE & COX STOCK FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE (S&P 500) INDEX


                             [GRAPH APPEARS HERE]

                   Dodge & Cox        S&P 500
Year               Stock Fund          Index
75                   10,000            10,000
76                   12,221            12,399
77                   11,475            11,508
78                   12,557            12,243
79                   15,169            14,527
80                   20,204            19,231
81                   19,685            18,221
82                   24,029            22,146
83                   30,406            27,147
84                   31,980            28,857
85                   44,087            38,027
86                   52,159            45,125
87                   58,389            47,498
88                   66,421            55,387
89                   84,316            72,929
90                   80,027            70,656
91                   97,212            92,186
92                  107,728            99,203
93                  127,460           109,202
94                  134,022           110,640
95                  178,785           152,212


    Average annual total return for periods ended December 31, 1995      1 Year     5 Years    10 Years    20 Years
    ---------------------------------------------------------------------------------------------------------------
    Dodge & Cox Stock Fund                                               33.38%      17.44%     15.03%      15.51%
    S&P 500 Index                                                        37.57       16.59       14.88      14.58

    The chart covers the period from January 1, 1976 to December 31, 1995. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index. The chart and average annual total return figures include the reinvestment of dividend and capital gain distributions. These results represent past performance; past performance is no guarantee of future results. Investment return and share price will vary, and shares may be worth more or less at redemption than at original purchase.


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund




Financial Highlights                                                                                    Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                         1995        1994        1993        1992        1991
Selected data         NET ASSET VALUE, BEGINNING OF YEAR............    $53.94      $53.23      $48.37      $44.85      $38.79
and ratios for a      Income from investment operations:
share outstanding     Net investment income.........................      1.27        1.15        1.04        1.11        1.23
throughout each       Net realized and unrealized gain on
year                    investments.................................     16.54        1.60        7.70        3.68        6.94
                                                                        ------      ------      ------      ------      ------
                      Total income from investment operations.......     17.81        2.75        8.74        4.79        8.17
                                                                        ------      ------      ------      ------      ------

                      Distributions:
                      Dividends from net investment income..........     (1.26)      (1.15)      (1.04)      (1.11)      (1.24)
                      Distributions from net realized gain on
                        investments.................................     (2.66)       (.89)      (2.84)       (.16)       (.87)
                                                                        ------      ------      ------      ------      ------
                      Total distributions...........................     (3.92)      (2.04)      (3.88)      (1.27)      (2.11)
                                                                        ------      ------      ------      ------      ------
                      NET ASSET VALUE, END OF YEAR..................    $67.83      $53.94      $53.23      $48.37      $44.85
                                                                        ======      ======      ======      ======      ======
                      TOTAL RETURN..................................%    33.38        5.16       18.31       10.82       21.48
                      RATIOS/SUPPLEMENTAL DATA:
                      Net assets, end of year (millions)............    $1,228      $  543      $  436      $  336      $  281
                      Ratio of expenses to average net assets.......%      .60         .61         .62         .64         .64
                      Ratio of net investment income to average
                        net assets..................................%     2.07        2.16        1.95        2.43        2.87
                      Portfolio turnover rate.......................%       13           7          15           7           5

                      THE FUND'S TEN LARGEST COMMON STOCK HOLDINGS
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                          Fund
                                                                          ----
                      General Motors Corp. ............................   3.0
                      Digital Equipment Corp. .........................   3.0
                      Dayton-Hudson Corp. .............................   2.8
                      American Express Co. ............................   2.2
                      International Business Machines Corp. ...........   2.2
                      Masco Corp. .....................................   2.0
                      Golden West Financial Corp. .....................   2.0
                      Nordstrom, Inc. .................................   1.9
                      Citicorp ........................................   1.9
                      Deere & Co. .....................................   1.9
                                                                          ----
                                                                          22.9%


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Portfolio of Investments                                                                     December 31, 1995
                   --------------------------------------------------------------------------------------------------------------

                        SHARES                                                                                       MARKET VALUE
COMMON             CONSUMER: 19.9%
STOCKS:                455,000     Dayton-Hudson Corp...........................................................   $   34,125,000
92.4%                  435,000     Dillard Department Stores, Inc. Class A......................................       12,397,500
                       295,000     Fleming Cos., Inc............................................................        6,084,375
                       601,900     Fruit of the Loom, Inc.+.....................................................       14,671,313
                       699,000     General Motors Corp..........................................................       36,959,625
                       296,500     Genuine Parts Co.............................................................       12,156,500
                     1,275,000     Kmart Corp...................................................................        9,243,750
                       800,000     Masco Corp...................................................................       25,100,000
                       480,000     Melville Corp................................................................       14,760,000
                       582,500     Nordstrom, Inc...............................................................       23,518,438
                       270,000     Procter & Gamble Co. ........................................................       22,410,000
                       236,000     VF Corp......................................................................       12,449,000
                       386,300     Whirlpool Corp...............................................................       20,570,475
                                                                                                                   --------------
                                                                                                                      244,445,976
                   FINANCE: 17.3%
                       665,000     American Express Co..........................................................       27,514,375
                       129,000     American International Group, Inc............................................       11,932,500
                       288,000     BankAmerica Corp.............................................................       18,648,000
                       210,000     Barnett Banks, Inc...........................................................       12,390,000
                       178,000     Chubb Corp...................................................................       17,221,500
                       347,000     Citicorp.....................................................................       23,335,750
                        79,000     General Re Corp..............................................................       12,245,000
                       450,000     Golden West Financial Corp...................................................       24,862,500
                        77,000     Lehman Brothers Holdings, Inc................................................        1,636,250
                       203,000     Morgan (J.P.) & Co...........................................................       16,290,750
                       445,000     Norwest Corp.................................................................       14,685,000
                       235,000     Republic New York Corp.......................................................       14,599,375
                       320,000     The St. Paul Cos., Inc.......................................................       17,800,000
                                                                                                                   --------------
                                                                                                                      213,161,000
                   ENERGY: 10.1%
                       432,000     Amerada Hess Corp............................................................       22,896,000
                       283,000     Chevron Corp.................................................................       14,857,500
                        58,000     Exxon Corp...................................................................        4,647,250
                       239,000     Halliburton Co...............................................................       12,099,375
                        63,000     Mobil Corp...................................................................        7,056,000
                       515,000     Phillips Petroleum Co........................................................       17,574,375
                       100,000     Royal Dutch Petroleum Co.....................................................       14,112,500
                       120,000     Schlumberger Ltd.............................................................        8,310,000
                       206,600     Sonat, Inc...................................................................        7,360,125
                       158,000     Union Pacific Resources Group, Inc...........................................        4,009,250
                       231,700     Western Atlas, Inc.+.........................................................       11,700,850
                                                                                                                   --------------
                                                                                                                      124,623,225

                See accompanying Notes to Financial Statements


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Portfolio of Investments                                                                     December 31, 1995
                   --------------------------------------------------------------------------------------------------------------

                        SHARES                                                                                       MARKET VALUE
COMMON             BASIC INDUSTRY: 9.4%
STOCKS                 436,000     Aluminum Co. of America......................................................   $   23,053,500
(Continued)            169,100     Boise Cascade Corp...........................................................        5,855,088
                        38,500     Crown Vantage, Inc.+.........................................................          539,000
                       324,000     Dow Chemical Co..............................................................       22,801,500
                       576,000     International Paper Co.......................................................       21,816,000
                       385,000     James River Corp. of Virginia................................................        9,288,125
                       399,000     Nalco Chemical Co............................................................       12,019,875
                       456,000     Weyerhaeuser Co..............................................................       19,722,000
                                                                                                                   --------------
                                                                                                                      115,095,088
                   ELECTRONICS AND COMPUTERS: 8.8%
                       571,600     Digital Equipment Corp.+.....................................................       36,653,850
                       229,000     Hewlett-Packard Co...........................................................       19,178,750
                       293,000     International Business Machines Corp.........................................       26,882,750
                       216,400     Motorola, Inc................................................................       12,334,800
                       930,600     Tandem Computers, Inc.+......................................................        9,887,625
                        60,000     Texas Instruments, Inc.......................................................        3,105,000
                                                                                                                   --------------
                                                                                                                      108,042,775
                   PUBLIC UTILITIES: 5.3%
                       455,000     BCE, Inc.....................................................................       15,697,500
                       108,000     Carolina Power & Light Co....................................................        3,726,000
                       408,000     Central & South West Corp....................................................       11,373,000
                       192,000     Consolidated Natural Gas Co..................................................        8,712,000
                       108,000     FPL Group, Inc...............................................................        5,008,500
                       224,600     Pacific Enterprises..........................................................        6,344,950
                       129,000     SCEcorp......................................................................        2,289,750
                       290,000     Texas Utilities Co...........................................................       11,926,250
                                                                                                                   --------------
                                                                                                                       65,077,950
                   CAPITAL EQUIPMENT: 5.2%
                       393,000     Caterpillar, Inc.............................................................       23,088,750
                       660,600     Deere & Co...................................................................       23,286,150
                       244,000     General Electric Co..........................................................       17,568,000
                                                                                                                   --------------
                                                                                                                       63,942,900
                   BUSINESS PRODUCTS AND SERVICES: 4.9%
                       485,000     Donnelley (R.R.) & Sons Co...................................................       19,096,875
                        76,000     Dow Jones & Co...............................................................        3,030,500
                       307,000     Federal Express Corp.+.......................................................       22,679,625
                       108,000     Xerox Corp...................................................................       14,796,000
                                                                                                                   --------------
                                                                                                                       59,603,000
                   DIVERSIFIED TECHNOLOGY: 4.6%
                       625,000     Corning, Inc.................................................................       20,000,000
                       162,000     Grace (W.R.) & Co............................................................        9,578,250
                       186,000     Minnesota Mining & Manufacturing Co..........................................       12,322,500
                       251,100     Raychem Corp.................................................................       14,281,313
                                                                                                                   --------------
                                                                                                                       56,182,063

                See accompanying Notes to Financial Statements


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Portfolio of Investments                                                                     December 31, 1995
                   --------------------------------------------------------------------------------------------------------------

                        SHARES                                                                                       MARKET VALUE
COMMON             TRANSPORTATION: 3.5%
STOCKS               1,110,000     Canadian Pacific Ltd.........................................................   $   20,118,750
(Continued)            341,000     Union Pacific Corp...........................................................       22,506,000
                                                                                                                   --------------
                                                                                                                       42,624,750
                   PHARMACEUTICAL AND HEALTH: 3.4%
                       190,000     Pfizer, Inc..................................................................       11,970,000
                       372,650     Pharmacia & Upjohn, Inc......................................................       14,440,188
                       270,000     SmithKline Beecham plc ADR...................................................       14,985,000
                                                                                                                   --------------
                                                                                                                       41,395,188
                                                                                                                   --------------
                                        TOTAL COMMON STOCKS (cost $847,361,063).................................    1,134,193,915
                                                                                                                   --------------
PREFERRED          CONSUMER: 0.2%
STOCKS:                 90,092     Times Mirror Co. Conversion Preferred Series B...............................        2,331,131
0.2%                                                                                                               --------------
                                        TOTAL PREFERRED STOCKS  (cost $1,936,755)...............................        2,331,131
                                                                                                                   --------------
                     PAR VALUE
SHORT-TERM         $10,000,000     American Express Co., Commercial Paper 5.65%, 1996...........................       10,000,000
INVESTMENTS:         1,913,748     Eli Lilly & Co., Variable Demand Note 5.32%, 1996............................        1,913,748
8.5%                 9,790,614     General Mills, Inc., Variable Demand Note 5.58%, 1996........................        9,790,614
                    16,486,584     Pitney Bowes Credit Corp., Variable Demand Note 5.49%, 1996..................       16,486,584
                     1,000,000     Prudential Funding Corp., Commercial Paper 5.92%, 1996.......................        1,000,000
                    32,405,904     Sara Lee Corp., Variable Demand Note 5.47%, 1996.............................       32,405,904
                    28,926,885     Southwestern Bell Telephone Co., Variable Demand Note 5.72%, 1996............       28,926,885
                     4,351,837     Wisconsin Electric Power Corp., Variable Demand Note 5.53%, 1996.............        4,351,837
                                                                                                                   --------------
                                        TOTAL SHORT-TERM INVESTMENTS (cost $104,875,572)........................      104,875,572
                                                                                                                   --------------
                   TOTAL INVESTMENTS (cost $954,173,390).........................  101.1%                           1,241,400,618
                   OTHER ASSETS LESS LIABILITIES.................................   (1.1)                             (13,473,275)
                                                                                   -----                           --------------
                   TOTAL NET ASSETS..............................................  100.0%                          $1,227,927,343
                                                                                   =====                           ==============

           +Non-income producing

                See accompanying Notes to Financial Statements


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Statement of Assets and Liabilities                                       December 31, 1995
                   -------------------------------------------------------------------------------------------
                   ASSETS:
                   Investments (identified cost $954,173,390) at market quotations..........    $1,241,400,618
                   Cash.....................................................................         2,859,092
                   Dividends receivable and interest accrued................................         2,501,096
                   Deferred charges.........................................................            22,284
                                                                                                --------------
                                                                                                 1,246,783,090
                                                                                                --------------
                   LIABILITIES:
                   Payable for Fund shares redeemed.........................................           124,653
                   Payable for investments purchased........................................        18,626,843
                   Accounts payable.........................................................           104,251
                                                                                                --------------
                                                                                                    18,855,747
NET ASSET VALUE                                                                                 --------------
PER SHARE $67.83        NET ASSETS..........................................................    $1,227,927,343
                                                                                                ==============
Capital            NET ASSETS CONSIST OF:
shares             Paid in capital..........................................................    $  937,356,886
outstanding        Accumulated undistributed net investment income..........................           358,157
18,104,263         Accumulated undistributed net realized gain on investments...............         2,985,072
(par value         Net unrealized appreciation on investments...............................       287,227,228
$1.00 each,                                                                                     --------------
authorized                                                                                      $1,227,927,343
shares                                                                                          ==============
50,000,000)

                See accompanying Notes to Financial Statements

                   Condensed Financial Information
                   --------------------------------------------------------------------------------------------------
                                                            Net Asset Value Per Share         Distributions Per Share
                                                            -------------------------         -----------------------
                   Year Ended                                                                                 Capital
                   December 31          Net Assets          Actual          Adjusted*         Income            Gains
                   --------------------------------------------------------------------------------------------------
                   1986             $   45,062,188          $31.66            $35.62          $  .94          $ 3.90
                   1987                 67,466,098           32.94             38.80            1.03            1.58
                   1988                 81,579,776           35.26             42.84            1.07            1.11
                   1989                125,161,597           42.57             52.74            1.23             .82
                   1990                172,969,111           38.79             48.41            1.35             .28
                   1991                281,296,392           44.85             57.14            1.24             .87
                   1992                335,922,835           48.37             61.82            1.11             .16
                   1993                435,895,275           53.23             71.70            1.04            2.84
                   1994                543,475,451           53.94             73.90            1.15             .89
                   1995              1,227,927,343           67.83             96.66            1.26            2.66**
                                                                                              ------          ------
                                                                                              $11.42          $15.11
                                                                                              ======          ======

                  *Adjusted for assumed reinvestment of capital gains
                   distributions.

                 **The capital gains distribution of $2.66 per share includes a net short-term capital gain of $.20 per share which was distributed to shareholders as ordinary income.


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Statement of Operations                                             Year Ended December 31, 1995
                   ------------------------------------------------------------------------------------------------
                   INVESTMENT INCOME:
                   Dividends.......................................................................    $ 19,488,074
                   Interest........................................................................       3,689,546
                                                                                                       ------------
                                                                                                         23,177,620
                                                                                                       ------------
                   EXPENSES:
                   Management fees (Note 2)........................................................       4,332,269
                   Custodian fees..................................................................         142,253
                   Transfer agent fees.............................................................         408,967
                   Audit fees......................................................................          30,350
                   Legal fees (Note 2).............................................................           7,409
                   Shareholder reports.............................................................         130,115
                   S.E.C. and state registration fees..............................................         116,421
                   Directors' fees.................................................................          12,000
                   Miscellaneous...................................................................          39,423
                                                                                                       ------------
                                                                                                          5,219,207
                                                                                                       ------------
                   NET INVESTMENT INCOME...........................................................      17,958,413
                                                                                                       ------------
                   REALIZED AND UNREALIZED GAIN
                     ON INVESTMENTS:
                     Net realized gain on investments (excluding short-term investments)...........      45,578,106
                     Change in unrealized appreciation of investments..............................     168,322,489
                                                                                                       ------------
                        Net realized and unrealized gain on investments............................     213,900,595
                                                                                                       ------------
                   NET INCREASE IN NET ASSETS
                     RESULTING FROM OPERATIONS.....................................................    $231,859,008
                                                                                                       ============

                See accompanying Notes to Financial Statements


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   Statement of Changes in Net Assets                                                Year Ended December 31,
                   ---------------------------------------------------------------------------------------------------------

                                                                                                       1995             1994
                   OPERATIONS:
                   Net investment income.................................................    $   17,958,413     $ 10,700,399
                   Net realized gain on investments......................................        45,578,106        7,317,356
                   Net change in unrealized appreciation.................................       168,322,489        5,767,822
                                                                                             --------------     ------------
                   NET INCREASE IN NET ASSETS FROM OPERATIONS............................       231,859,008       23,785,577
                                                                                             --------------     ------------
                   DISTRIBUTIONS TO SHAREHOLDERS FROM:
                   Net investment income.................................................       (17,733,583)     (10,646,607)
                   Net realized gain from investment transactions........................       (44,623,817)      (8,299,562)
                                                                                             --------------     ------------
                   TOTAL DISTRIBUTIONS TO SHAREHOLDERS...................................       (62,357,400)     (18,946,169)
                                                                                             --------------     ------------
                   CAPITAL SHARE TRANSACTIONS:
                   Amounts received from sale of shares..................................       556,016,021      146,196,163
                   Net asset value of shares issued in connection with
                   reinvestment of dividends from net investment income
                   and from distribution of net realized gain on investments.............        58,593,703       17,173,280
                                                                                             --------------     ------------
                                                                                                614,609,724      163,369,443
                   Amounts paid for shares redeemed......................................       (99,659,440)     (60,628,675)
                                                                                             --------------     ------------
                   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS..........................       514,950,284      102,740,768
                                                                                             --------------     ------------
                   TOTAL INCREASE IN NET ASSETS..........................................       684,451,892      107,580,176

                   NET ASSETS:
                   Beginning of year.....................................................       543,475,451      435,895,275
                                                                                             --------------     ------------
                   End of year (including undistributed net investment income
                   of $358,157 and $133,327 respectively)................................    $1,227,927,343     $543,475,451
                                                                                             ==============     ============

                   Shares sold...........................................................         8,686,950        2,686,290
                   Shares issued in connection with reinvestment
                   of dividends from net investment income and
                   from distribution of net realized gain on investments.................           887,032          314,539
                   Shares redeemed.......................................................        (1,546,148)      (1,113,236)
                                                                                             --------------     ------------
                   Net increase in shares outstanding....................................         8,027,834        1,887,593
                                                                                             ==============     ============

                See accompanying Notes to Financial Statements


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


    Notes to Financial Statements
    ----------------------------------------------------------------------------

1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant policies are:
    (a) Investments are stated at market value based on latest quoted prices;
    (b) Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (c) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the date following the date of record; (d) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average weekly net asset value to Dodge & Cox, a corporation and manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average weekly net asset value for the year. No waiver of management fee was required for 1995 under this agreement. Four of the officers and directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each meeting of the Board of Directors attended. The Fund does not pay any other remuneration to its officers or directors. Legal fees during 1995 were paid to Heller, Ehrman, White & McAuliffe, legal counsel for the Fund. Robert C. Harris, an employee of that firm, was a director of the Fund until December 31, 1995.

3 For the year ended December 31, 1995, purchases and sales of securities, other than short-term securities, aggregated $503,580,073 and $101,471,798, respectively. At December 31, 1995, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $287,227,228, of which $303,953,303 represented appreciated securities and $16,726,075 represented depreciated securities.


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


    Report of Independent Accountants
    ----------------------------------------------------------------------------

    To the Directors and Shareholders of Dodge & Cox Stock Fund

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



    PRICE WATERHOUSE LLP
    San Francisco, California

    January 23, 1996



    ----------------------------------------------------------------------------
    SPECIAL 1995 TAX INFORMATION (UNAUDITED)

    Corporate shareholders should note that for the year ended December 31, 1995, a total of 91% of the Fund's ordinary income distributions qualified for the corporate dividends received deduction.


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


    Officers and Directors
    ----------------------------------------------------------------------------

    John A. Gunn, President and Director
    President, Dodge & Cox

    W. Timothy Ryan, Secretary-Treasurer
    and Director
    Senior Vice-President, Dodge & Cox

    Katherine Herrick Drake, Assistant
    Secretary-Treasurer and Director
    Vice-President, Dodge & Cox

    Harry R. Hagey, Assistant Secretary-
    Treasurer and Director
    Chairman & CEO, Dodge & Cox

    Max Gutierrez, Jr., Director
    Partner, Brobeck, Phleger & Harrison, Attorneys

    Frank H. Roberts, Director
    Retired Partner, Pillsbury, Madison & Sutro, Attorneys

    John B. Taylor, Director
    Professor of Economics, Stanford University

    Will C. Wood, Director
    Principal, Kentwood Associates, Financial Advisers

    ----------------------------------------------------------------------------

    MANAGERS
    Dodge & Cox
    One Sansome Street, 35th Floor
    San Francisco, California 94104
    Telephone (415) 981-1710

    CUSTODIAN & TRANSFER AGENT
    Firstar Trust Company
    P. O. Box 701
    Milwaukee, Wisconsin 53201-0701
    Telephone (800) 621-3979

    INDEPENDENT ACCOUNTANTS
    Price Waterhouse LLP
    San Francisco, California

    LEGAL COUNSEL
    Heller, Ehrman, White & McAuliffe
    San Francisco, California


    ----------------------------------------------------------------------------
    This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.


======================================---=======================================

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund








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                                      14

                                  DODGE & COX
======================================---=======================================
                                  Stock Fund


                   General Information
                   -------------------------------------------------------------

DODGE & COX        The Fund enables investors to obtain the benefits of
STOCK FUND         experienced and continuous investment supervision. The Fund is invested in a broadly diversified and carefully selected list of common stocks to provide shareholders with an opportunity for long-term growth of principal and income.

INVESTMENT         Since 1930, Dodge & Cox has been providing professional
COUNSEL            investment management for individuals, trustees,
MANAGEMENT         corporations, pension and profit-sharing funds, and
                   charitable institutions. In addition, Dodge & Cox manages the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund.
                   Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities.

NO SALES CHARGE    There are no commissions on the purchase or redemption of
                   shares of the Fund.

GIFTS Dodge & Cox Stock Fund shares provide a convenient method for making gifts to children and to other family members. Fund shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

REINVESTMENT       Shareholders may direct that dividend and capital gains
PLAN               distributions be reinvested in additional Fund shares.

AUTOMATIC          Shareholders may make regular monthly or quarterly
INVESTMENT PLAN    investments of $100 or more through automatic deductions from their bank accounts.

WITHDRAWAL PLAN    Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

                   The above plans are completely voluntary and involve no service charge of any kind.

IRA PLAN The Fund has available an Individual Retirement Plan (IRA) for shareholders of the Fund.

                   Fund literature and details on all of these Plans are available from the Fund upon request.

                   DODGE & COX STOCK FUND
                   c/o Firstar Trust Company
                   P.O. Box 701
                   Milwaukee, Wisconsin 53201-0701
                   Telephone (800) 621-3979


======================================---=======================================